UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

375 Northridge Road, Suite 330
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2014, Roberts Realty Investors, Inc. (the “Company” or “we”) received a notice of noncompliance from the NYSE MKT stock exchange (the “Exchange”). The notice of noncompliance states that the Exchange has determined the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its quarterly report on Form 10-Q for the quarter ended September 30, 2014 (the “Form 10-Q”) with the SEC. In addition, the Exchange asserted that the Company’s failure to timely file the Form 10-Q is a material violation of its listing agreement with the Exchange. Pursuant to the Exchange’s rules, the Company has until December 5, 2014 to submit a plan advising the Exchange of action it has taken, or will take, that would bring the Company back into compliance with Sections 134 and 1101 of the Company Guide by no later than February 18, 2015. The Company intends to submit such a plan to the Exchange on or before December 5, 2014.

The Exchange will evaluate the plan and determine whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the applicable continued listing standards by February 18, 2015, in which case the plan will be accepted and the Company will have until February 18, 2015 to regain compliance with the continued listing standards. The Company will be subject to periodic review by Exchange staff during the plan period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the plan period could result in the Company being delisted from the Exchange. Currently, the Company expects to file the Form 10-Q with the SEC before February 18, 2015. On November 24, 2014, the Company issued a press release announcing the receipt of the Exchange’s notice of noncompliance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements relate to our intent, belief, or expectations regarding our filing a compliance plan with the Exchange on or before December 5, 2014, the acceptance of that plan by the Exchange, and the completion of that plan on or before February 18, 2015, including the filing of the Form 10-Q before that date. These statements involve risks and uncertainties that include: whether the Company will be able to prepare and submit a compliance plan to the Exchange on or before December 5, 2014, whether the Exchange will accept that plan, and whether the Company will be able to complete its compliance with that plan no later than February 18, 2015, including filing the Form 10-Q before that date. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For more information about other risks and uncertainties we face, please see the sections in our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q entitled “Risk Factors.”

Item 9.01      Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Exhibit

99.1	Press release issued by Roberts Realty Investors, Inc. on November 24, 2014.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: November 24, 2014	By:	/s/ Anthony W. Shurtz
Anthony W. Shurtz
Chief Financial Officer

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